Table of Contents

USAA Family of Funds                                  1
Message from the President                            2
Investment Review                                     4
Message from the Manager                              5
Shareholder Voting Results                            8
Financial Information:
     Statement of Assets and Liabilities             10
     Portfolio of Investments in Securities          11
     Notes to Portfolio of Investments in Securities 13
     Statement of Operations                         14
     Statements of Changes in Net Assets             15
     Notes to Financial Statements                   16


                IMPORTANT INFORMATION:
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Fund, managed by USAA Investment Management Company (IMCO).
It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark
Office. (copyright)1996, USAA. All rights reserved.




USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*


                                                                                                 Yield
          Investment               Inception                                Since          7-Day     30-Day(1)
          Objective                  Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.  No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia,
   Florida, and Texas funds available to residents only.

#  Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.



Message from the President

[A photo of Michael J.C. Roth, President and Vice Chairman of the Board, appears here]

We regularly get letters and phone calls from our customers commenting on the things we do and the services we provide. We value all of these communications, whatever their tone. They let us know what we have done wrong and what we have done right.

There have been two events in the past couple of years that generated lots of letters. When I say "lots," I really mean dozens, which is small in relation to our base of over 450,000 shareholders. But, those dozens are meaningful to us as a signal that a chord has been struck, and we pay attention. The first event was the changes we made to our statements, consolidating information on multiple fund accounts into a single mailing. Some of you were uncomfortable with the fact that each fund's activity was no longer on an individual piece of paper in the statement. We hope that by now all of you have noted that the annual statement we sent you in January for the previous year does have separate pages that record all of the transactions for each fund owned. These records can easily be filed by fund.

This time last year when we held some meetings with shareholders in ten cities around the country, we addressed the statement ourselves just to get your feedback. At every meeting there was invariably one person who stood up and said, "I like the new statement." However, there will be some format changes to our statements beginning in April, which I hope all of you will enjoy.

The second event occurred recently. In rushing to meet a deadline, we managed to send out a piece that incorrectly described dollar-cost averaging. In a way, it was good to know how many of you read our pieces carefully because we sure did hear from several of you. It was terribly embarrassing for us, but not altogether bad because we learned from it.

These events are part of a relationship with you that we enjoy. We enjoy it, in large part, because you do not write or call only when something is amiss. You also let us know when we have done well and helped you. For many years, we have preserved your letters which compliment one of our people, and present that letter to the person you have noted. We call this a "Laurel," and it has been one of the most successful means of recognition for individuals we have ever seen.

We look forward to hearing from you. It helps us serve you better.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board






                         Investment Review

INCOME FUND

OBJECTIVE: Maximum current income without undue risk to principal.

Types of Investments: Income-producing securities selected for their high yields relative to the risk involved.

                                    7/31/95            1/31/96
                                   ---------          ---------
Net Assets                     $1,755.2 Million    $1,902.3 Million
Net Asset Value Per Share          $12.11              $13.01

Average Annual Total Returns as of 1/31/96
July 31, 1995 to January 31, 1996                     11.06%+
1 Year                                                21.24%
5 Years                                               10.87%
10 Years                                              10.31%
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.


[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 1/31/86 to 1/31/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Income Fund - $26,669 Lehman Brothers Aggregate Bond Index- $25,106 and the Lipper Fixed Income Average - 23,562.]


The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Fixed Income Average is the average performance level of all fixed-income funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                         Message from the Manager

(Photo of J.W. Saunders, Jr., Portfolio Manager, appears here)

General Discussion

We noted in our July 31, 1995 annual report that we were in a strong bull market for bonds although we had seen some weakness in July. We viewed the bond market as an exceptional opportunity when that weakness continued into August, so we restructured the portfolio to take advantage of the anticipated resumption of rising bond prices (and the corresponding decline in interest rates). We reduced our mortgage pass-through position by one-third, tripled our long-term Treasury bond position, and maintained our exposure in high-yield common stocks. While past performance is not a guarantee of future results, this strategy paid off handsomely, as evidenced by the Fund's total return of 24.47% for the calendar year 1995. This is the best calendar year total return for the Income Fund in the 10 years
I have managed it. For the record, total returns for the Fund place it in the top 3% of all fixed-income funds for 1995 and in the top 11% of all fixed-income funds for the 10 years ending December 31, 1995, as measured by Lipper Analytical Services.(1)


         Ranking Based on Average Annual Total Return
              as of calendar year end 12/31/95
                                     1 Year    5 Years    10 Years
                                    -------    -------    -------
Rank/No. of Funds (1)               39/1361    109/466      21/189
Average Annual Total Return          24.47%     10.91%      10.43%

(1) Source: Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All data shown as of 12/31/95. Performance data quoted represents past performance.
Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

At January 31, 1996, the Fund's portfolio mix, as percentages of net assets, was 39.4% in U.S Treasury bonds, 46.0% in agency mortgage pass-through securities, 1.0% in corporate bonds and commercial paper, and 12.1% in high-yield common stocks.

Outlook

Bond market volatility has increased while the protracted federal budget talks yield little progress. Looking beyond this current uncertainty, the picture looks favorable for bond investors.


Inflation, the scourge of interest rates, has averaged below 3% for the past five years. Real interest rates (net of inflation) are still high and may continue to move lower in an economic environment which is beginning to show signs of slowing. We will continue to maintain our current portfolio structure in this environment.

See page 11 for a complete listing of the Portfolio of Investments in Securities.



            Top 10 Securities
            (% of Net Assets)

                          Coupon        % of
                           Rate %     Net Assets
                           ------     ----------

U.S. Treasury Bond           7.9         21.1
U.S. Treasury Bond           6.9         15.7
FNMA                         7.5         11.9
GNMA                         7.5         11.1
GNMA                         7.0          5.1
FNMA                         7.0          4.6
GNMA                         6.5          4.5
GNMA                         8.0          3.4
FNMA                         8.0          2.8
U.S. Treasury Bond           7.6          2.5




                Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the Income Fund only for proposal (2) and in the aggregate for the entire USAA Mutual Fund, Inc. (the Company) for proposals (1) and (3).

(1) Proposal to elect a Board of Directors as follows:


                                       Votes           Votes
     Director                           For           Withheld
     -----------------------------------------------------------
     Hansford T. Johnson*           958,654,342      22,342,020
     Michael J.C. Roth              959,226,525      21,769,837
     John W. Saunders, Jr.          958,343,963      22,652,399
     George E. Brown                953,414,718      27,581,644
     Howard L. Freeman, Jr.         959,776,745      21,219,617
     Richard A. Zucker              947,484,789      33,511,573
     Barbara B. Dreeben             945,379,515      35,616,847

 Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M.
Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:


                                              Number of Shares Voting
                                          For       Against        Abstain
                                          ---       -------        -------

Proposal to amend the 5% and 10%       79,226,070    4,878,572     2,764,886
issuer diversification restrictions
to apply to 75% of a Fund's total
assets rather than 100%.


Proposal to amend the restriction      76,909,097    6,796,200     3,164,232
relating to borrowing to allow a Fund
to borrow an amount not exceeding
33 1/3%  of its total assets (including
the amount borrowed) less liabilities
(other than borrowings) for temporary
or emergency purposes.

Proposal to amend the restriction      77,186,054    6,395,597     3,287,878
relating to lending portfolio securities to permit a Fund to lend up to 33 1/3% of its total assets to other parties.


Proposal to reclassify the investment  77,358,810    6,123,362     3,387,357
restriction on illiquid securities from
fundamental to non-fundamental and amend the restriction to permit investments in illiquid securities, including repurchase agreements maturing in more than seven days, to no more than 15% of the value of a Fund's net assets.


Proposal to reclassify the 5%          77,526,021    5,949,211     3,394,296
restriction on investment in new
issuers from fundamental to non-
fundamental.


Proposal to reclassify                 78,463,927    4,876,928     3,528,673
the joint trading account restriction
from fundamental to non-fundamental.


(3) Proposal to ratify or reject the  919,046,882   22,848,992    39,100,482
selection by the Board of Directors
of KPMG Peat Marwick LLP as auditors
for the Company for the fiscal year
ending July 31, 1995.








Income Fund
Statement of Assets and Liabilities
(In Thousands)

January 31, 1996
(Unaudited)

Assets
   Investments in securities, at market value
   (identified cost of $1,757,061)                             $  1,874,655
   Cash                                                                 283
   Receivables:
        Capital shares sold                                             331
        Dividends and interest                                       27,866
        Securities sold                                              45,674
                                                                  ----------
          Total assets                                            1,948,809
                                                                  ----------
Liabilities
   Securities purchased                                              45,019
   Capital shares redeemed                                              782
   USAA Investment Management Company                                   385
   USAA Transfer Agency Company                                         196
   Accounts payable and accrued expenses                                154
                                                                  ----------
          Total liabilities                                          46,536
                                                                  ----------
            Net assets applicable to capital shares outstanding $ 1,902,273
                                                                  ==========
Represented by:
   Paid-in capital                                             $  1,780,529
   Accumulated undistributed net investment income                      662
   Accumulated net realized gain on investments                       3,488
   Net unrealized appreciation of investments                       117,594
                                                                  ----------
            Net assets applicable to capital shares outstanding $ 1,902,273
                                                                  ==========
   Capital shares outstanding                                       146,184
                                                                  ==========
   Net asset value, redemption price, and offering price per
   share                                                         $    13.01
                                                                  ==========

See accompanying notes to financial statements.




Income Fund
Portfolio of Investments in Securities

January 31, 1996
(Unaudited)
                                                                      Market
 Number                                                                Value
 of Shares               Security                                      (000)
----------               --------                                     -------

                   Common Stocks (12.1%)
1,200,000   Allegheny Power System, Inc.                           $ 36,300
  800,000   American Electric Power Co., Inc.                        35,400
1,100,000   CINergy Corp.                                            34,237
1,300,000   Houston Industries, Inc.                                 31,200
  625,000   Long Island Lighting Co.                                 10,625
1,100,000   Northeast Utilities                                      25,988
  480,000   Ohio Edison Co.                                          11,460
1,000,000   Public Service Enterprise Group, Inc.                    31,250
  400,000   Southwestern Public Service Co.                          13,150
                                                                   ---------
            Total common stocks (cost: $200,518)                    229,610
                                                                   ---------

                      Corporate Obligations (0.8%)
   Principal
    Amount                                      Coupon
     (000)                                       Rate     Maturity
     -----                                      -----     --------
 $     17   Citibank, N.A. Mortgage Pass-Thru
               Certificate, Series 1982A       14.00%     9/01/96          18
    4,900   Consolidated Rail Corp.             9.75      6/15/20       6,562
    2,000   Dial Corp.                         10.50      5/15/06       2,583
        1   Norwest Mortgage, Inc.             11.75      2/01/99           1
    3,350   Texas Eastern Transmission Corp.   10.00     10/01/11(a)    3,543
    2,500   Texas Eastern Transmission Corp.   10.13      9/01/11(a)    2,646
                                                                        -----
            Total corporate obligations (cost: $13,051)                15,353
                                                                       ------
               U.S. Government & Agency Issues (85.4%)
            Federal Home Loan Mortgage Corp. (2.7%)
    6,491      7.50%, 10/01/19                                          6,640
   43,195      8.00%, 3/01/17 - 1/01/21                                44,679
                                                                       ------
                                                                       51,319
                                                                       ------
            Federal National Mortgage Assn. (19.3%)
   87,109      7.00%, 9/01/22 - 9/01/23                                88,122
  220,025      7.50%, 2/01/22 - 2/01/23                               225,934
   51,379      8.00%, 5/01/21 - 12/01/22                               53,438
                                                                      -------
                                                                      367,494
                                                                      -------
             Government National Mortgage Assn. (24.0%)
   85,290      6.50%, 6/15/23 - 2/15/24                                85,019
   95,991      7.00%, 5/15/23 - 9/15/23                                97,492
  204,068      7.50%, 9/15/22 - 7/15/23                               210,598
   61,766      8.00%, 3/15/22 - 5/15/24                                64,449
                                                                     --------
                                                                      457,558
                                                                     --------

             U.S. Treasury Bonds (39.4%)
  267,695      6.875%, 8/15/25                                        298,815
   40,000      7.625%, 2/15/25                                         48,462
  327,615      7.875%, 2/15/21                                        401,840
                                                                     --------
                                                                      749,117
                                                                     --------
            Total U.S. Government & agency issues (cost:
             $1,539,288)                                            1,625,488
                                                                     --------
                               Short-Term (0.2%)
            Commercial Paper
     4,204  Ford Motor Credit Co., 5.67%, 2/01/96 (cost: $4,204)        4,204
                                                                   ----------
            Total investments (cost: $1,757,061)                   $1,874,655
                                                                   ==========


Income Fund
Notes to Portfolio of Investments in Securities

January 31, 1996
(Unaudited)


General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Specific Notes

(a) Security is a sinking fund debenture.

See accompanying notes to financial statements.



Income Fund
Statement of Operations
(In Thousands)

Six-month period ended January 31, 1996
(Unaudited)

Net investment income:
     Income:
       Dividends                                         $  7,437
       Interest                                            55,538
                                                          -------
         Total income                                      62,975
                                                          -------
     Expenses:
       Management fees                                      2,208
       Transfer agent's fees                                1,159
       Custodian's fees                                       141
       Postage                                                111
       Shareholder reporting fees                              42
       Directors' fees                                          2
       Registration fees                                       30
       Audit fees                                              15
       Legal fees                                               2
       Other                                                   32
                                                          -------
         Total expenses                                     3,742
                                                          -------
           Net investment income                           59,233
                                                          -------
Net realized and unrealized gain on investments:
       Net realized gain                                    3,643
       Change in net unrealized appreciation/depreciation 128,672
                                                          -------
           Net realized and unrealized gain               132,315
                                                          -------
Increase in net assets resulting from operations     $    191,548
                                                         ========
See accompanying notes to financial statements.


Income Fund
Statements of Changes in Net Assets
(In Thousands)

Six- month period ended January 31, 1996
and Year ended July 31, 1995
(Unaudited)

                                                          1/31/96      7/31/95
                                                         ---------     --------
From operations:
     Net investment income                               $ 59,233      $ 122,111
     Net realized gain (loss) on investments                3,643           (204)
     Change in net unrealized appreciation/depreciation of
       investments                                        128,672         62,076
                                                         ---------       --------
       Increase in net assets resulting from operations   191,548        183,983
                                                         ---------       --------
Distributions to shareholders from:
     Net investment income                                (60,791)      (122,518)
                                                         ---------      ---------

From capital share transactions:
     Shares sold                                           88,952        200,959
     Shares issued for dividends reinvested                49,470         99,380
     Shares redeemed                                     (122,077)      (325,567)
                                                         ---------      ---------
       Increase (decrease) in net assets from capital
          share transactions                               16,345       ( 25,228)

Net increase in net assets                                147,102         36,237
Net assets:
     Beginning of period                                1,755,171      1,718,934
                                                        ----------     ----------
     End of period                                     $1,902,273     $1,755,171
                                                        ==========    ===========
Undistributed net investment income included in net
assets:
     Beginning of period                               $    2,021     $    2,428
                                                        ==========    ===========
     End of period                                     $      662     $    2,021
                                                        ==========   ============
Change in shares outstanding:
     Shares sold                                            7,025         17,308
     Shares issued for dividends reinvested                 3,922          8,577
     Shares redeemed                                       (9,677)       (28,218)
                                                        ----------     ----------
       Increase (decrease) in shares outstanding            1,270         (2,333)
                                                        ==========      =========
Authorized shares of $.01 par value                       200,000        200,000
                                                        ==========      =========
See  accompanying notes to financial statements.







Income Fund
Notes to Financial Statements
(In Thousands)

January 31, 1996
(Unaudited)

(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment
Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of seven separate funds. The information presented in this semiannual report pertains only to the Income Fund (the Fund). The Fund's investment objective is maximum current income without undue risk to principal.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to increase accumulated undistributed net investment income and decrease accumulated net realized gain on investments by $199.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

(2) Lines of Credit

The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation, an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets at the lending institution's borrowing rate plus a markup to cover costs. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1996.

(3) Distributions

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4) Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1996 were $971,991 and $961,515, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1996 was $127,267 and $9,673, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .24% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1996 was $21.

(6) Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1996, the Association and its affiliates (including related employee benefit plans) owned 16,122 shares (11.0%) of the Fund.


(7) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:


                          Six-month        Year      Ten-month
                          period ended    ended     period ended
                          January 31,     July 31,    July 31,       Year ended September 30,
                           1996            1995         1994         1993          1992        1991
                           -----          ------        -----        -----        -----        -----
Net asset value at
  beginning of period  $   12.11    $    11.67      $ 13.28        $ 12.76       $ 12.11    $ 11.03
Net investment income        .41           .84          .72            .90           .95        .98
Net realized and
  unrealized gain (loss)     .91           .45        (1.30)           .52           .64       1.09
Distributions from net
  investment income         (.42)         (.85)        (.78)          (.90)         (.93)      (.99)
Distributions of realized
   capital gains              -              -         (.25)           -           (.01)        -
                           -------      --------     --------       -------      ------       -------
Net asset value at
   end of period      $    13.01    $    12.11      $  11.67        $ 13.28       $ 12.76     $   12.11
                       =========    ==========      =========      ========      ========      =======
Total return (%) *         11.06         11.64         (4.52)         11.58         13.72         19.64
Net assets at end
   of period (000)    $1,902,273    $1,755,171      $1,718,934   $1,932,064    $1,359,721     $ 827,505
Ratio of expenses to
   average net assets(%)     .41(a)        .41         .41(a)           .41           .42           .47
Ratio of net investment
     income to average
     net assets (%)        6.44 (a)       7.27        6.98 (a)         7.00          7.78          8.61
Portfolio turnover (%)    53.29 (b)      30.86(b)    25.36 (b)        44.82         21.78         15.45
Average commission
   rate paid per share   $  .047


* Assumes reinvestment of all dividend income and capital gain distributions during the period.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.


(b)  The Fund may simultaneously purchase and sell the same securities.
     These transactions can be high in volume and are dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would be as follows:

                              Six-month           Year        Ten-Month
                              period ended       ended      period ended
                              January 31,       July 31,      July 31,
                                 1996            1995          1994
                                 ----            ----          ----

Portfolio turnover (%)            31.58           9.09          16.79
Purchases and sales of this type
     are as follows:
Purchases (000)                $391,211      $ 360,943       $155,322
Sales (000)                    $391,685      $ 361,366       $155,497